UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010 (May 3, 2010)

NEW ORIENTAL ENERGY & CHEMICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33470	20-1917956
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Xicheng Industrial Zone of Luoshan, Xinyang
Henan Province, The People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code (86) 27 853 75701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

See Item 3.02 below.

Item 3.02. Unregistered Sales of Equity Securities.

On May 3, 2010, New Oriental Energy & Chemical Corp., a Delaware corporation (the “Company”), entered into a Securities Purchase and Registration Rights Agreement (“Purchase Agreement”), furnished as Exhibit 10.1 to this current report, and a Warrant Agreement (the “Warrant”), furnished as Exhibit 10.2 to this current report, with certain accredited investors (collectively, the “Investors”), pursuant to which the Company issued One Million Three Hundred Sixty Thousand (1,360,000) units (the “Units”) to the Investors, consisting of (i) one (1) share of Common Stock of the Company, par value $0.001 (the “Common Stock”), and (ii) a Warrant to purchase one half (½) of one (1) share of Common Stock with an exercise price of Two Dollars ($2.00) per share (the “Offering”). The purchase price for each Unit is One Dollar and Twenty-Five Cents ($1.25) and the aggregate purchase price for the Units sold in the Offering was One Million Seven Hundred Thousand Dollars ($1,700,000).

The Company intends to raise up to an additional One Million Three Hundred Thousand Dollars ($1,300,000) on the same terms. There can be no assurance that the Company will be able to raise such funds. The Warrants have a two and a half (2½) year term and will not be exercisable until six (6) months following the issuance of the Warrants.

Pursuant to the terms of the Purchase Agreement, the Company shall, on or prior to sixty (60) calendar days following the closing of the Offering, use all reasonable efforts to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement covering the shares of the Common Stock and the shares underlying the Warrants.

The Company engaged Internet Securities, Inc. as placement agent (the “Placement Agent”) in connection with the Offering.  The Company will pay the Placement Agent an amount equal to ten percent (10%) of the aggregate gross proceeds raised in the Offering in cash and a five (5) year warrant to purchase ten percent (10%) of the Securities sold in the Offering (the “Placement Agent Warrant”). The Placement Agent Warrant shall have the same terms as the Warrant, except that the exercise price of the Placement Agent Warrant shall be One Dollar and Twenty Five Cents ($1.25).

The Company sold the Units in the Offering in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D as promulgated by the SEC under the 1933 Act.

Item 8.01. Other Events.

On May 4, 2010, the Company issued a Press Release announcing the Offering, a copy of which is furnished as exhibit 99.1 to this current report.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Securities Purchase and Registration Rights Agreement dated May 3, 2010, between New Oriental Energy & Chemical Corp. and the Investors listed on the Schedule of Buyers attached thereto
10.2	Form of Warrant
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2010

NEW ORIENTAL ENERGY & CHEMICAL CORP.

By:	/s/ Chen Si Qiang
Name:	Chen Si Qiang
Title:	Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description

10.1	Securities Purchase and Registration Rights Agreement dated May 3, 2010, between New Oriental Energy & Chemical Corp. and the Investors listed on the Schedule of Buyers attached thereto

10.2	Form of Warrant

99.1	Press Release